NYSE: DHX // Q1 2019 Investor Presentation

Forward Looking Statements This presentation and oral statements made from time to time by our representatives contain forward-looking statements. You should not place undue reliance on those statements because they are subject to numerous uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Forward-looking statements include, without limitation, information concerning our possible or assumed future results of operations. These statements often include words such as “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are based on assumptions that we have made in light of our experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. These factors include, but are not limited to, our ability to execute our tech-focused strategy, competition from existing and future competitors in the highly competitive market in which we operate, failure to adapt our business model to keep pace with rapid changes in the recruiting and career services business, failure to maintain and develop our reputation and brand recognition, failure to increase or maintain the number of customers who purchase recruitment packages, cyclicality or downturns in the economy or industries we serve, the uncertainty surrounding the United Kingdom’s future departure from the European Union, including uncertainty in respect of the regulation of data protection and data privacy, failure to attract qualified professionals to our websites or grow the number of qualified professionals who use our websites, failure to successfully identify or integrate acquisitions, U.S. and foreign government regulation of the Internet and taxation, our ability to borrow funds under our revolving credit facility or refinance our indebtedness and restrictions on our current and future operations under such indebtedness. These factors and others are discussed in more detail in the Company’s filings with the Securities and Exchange Commission, all of which are available on the Investors page of our website at www.dhigroupinc.com, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, under the headings “Risk Factors,” “Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” You should keep in mind that any forward-looking statement made by the Company or its representatives herein, or elsewhere, speaks only as of the date on which it is made. New risks and uncertainties come up from time to time, and it is impossible to predict these events or how they may affect us. We have no obligation to update any forward-looking statements after the date hereof, except as required by federal securities laws. Q1 2019 // May 2019 2 NYSE: DHX

Tech Focused Career Marketplaces Our vision is to create indispensable career marketplaces to match the highest quality candidates with the right client career opportunities. Q1 2019 Investor Presentation // May 2019 3 NYSE: DHX

Company Overview • Founded: 1990 • Year-end: 12/31 • Headquarters: New York City • Diluted Shares outstanding: ~50M • Listed: NYSE: DHX (2007) • FY 2018 Financial Results • Revenue: $162M • Employees: ~500 • Adjusted Revenue1: $152M • Customers: ~12,000 • Diluted EPS: $0.14 • Brands • Net Income: $7M 1 • Dice • Adjusted EBITDA : $32M • Adjusted EBITDA margin1: 21% • eFinancialCareers • Cash: $6M • ClearanceJobs • Debt Outstanding: $18M 1See notes regarding the use of Non-GAAP financial measures and GAAP to Non-GAAP Reconciliation at end of document Q1 2019 Investor Presentation // May 2019 4 NYSE: DHX

First Quarter 2019 Financial Highlights DHI Group Reports Growth in Ongoing Tech-Focused1 Revenue • Revenues: $37.1 million. Ongoing tech-focused1 revenues were up 1% year over year and 2% excluding the effect of foreign exchange • Dice revenues: $23.1 million, down 1% YOY, marking a sustained trend of improvement • eFinancialCareers revenues: $8.2 million, in line year over year, excluding foreign exchange • ClearanceJobs revenues: $5.8 million, up 20% year over year • Net income: $1.6 million, or $0.03 per diluted share • Cash flow from operations: $3.2 million • Adjusted EBITDA2: $8.5 million • Adjusted EBITDA margin2: 23%, third consecutive quarter of sequential margin improvement 1 Excludes Dice Europe, which ceased operations August 31, 2018. 2 See notes regarding the use of Non-GAAP financial measures and GAAP to Non-GAAP Reconciliation at end of document Q1 2019 Investor Presentation // May 2019 5 NYSE: DHX

# Three Tech-Focused Brands

Dice

## Premier Tech Pro Marketplace

- Leading database for tech professionals, managing over 7 million US profiles
- Deep expertise in matching candidates with employers through artificial intelligence and machine learning products
- 2 million unique visitors/month

efc efinancialcareers

## Global Finance Marketplace

- Global financial services careers platform – available in 18 financial markets
- ~25%+ of job postings are in technology category

ClearanceJobs®

## Cleared Professionals Marketplace

- A leading database of security cleared professionals, with over 1 million candidates registered
- Unique communication and engagement tools
- Complete talent management platform to nurture ongoing relationships with candidates

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NYSE: DHX DHI

Three Tech-Focused Brands Geo Focus 2018 Revenue ($M) Growth Opportunity * Product Innovation United States $94 Commercial Accounts Product Innovation Global Financial Markets $34 Asia Pacific Tier II Banks Continued 20%+ Growth United States $21 Government Agencies * 92% Subscription Based Revenue Typically Annual Contracts Paid Upfront 78% Revenue Renewal Rate Q1 2019 Investor Presentation // May 2019 7 NYSE: DHX

With Loyal Customers Premier Tech Pro Marketplace 6,100 Subscription Clients ~20% of the Fortune 1000 Q1 2019 Investor Presentation // May 2019 8 NYSE: DHX

With Loyal Customers Global Finance Marketplace 1,000 Subscription Clients 57% of the Global 100 Banks Q1 2019 Investor Presentation // May 2019 9 NYSE: DHX

With Loyal Customers Cleared Professionals Marketplace 1,700 Subscription Clients 100% of top 50 US Defense Contractors Q1 2019 Investor Presentation // May 2019 10 NYSE: DHX

The Market for Online Recruiting is Large and Growing… And Technology Occupations Are The Sweet Spot Industry at a Glance Online Recruitment Sites in 2018 Key Statistics Revenue Annual Growth 18-23 Snapshot $7.7bn 7.3% Profit Businesses $881.8m 1,200 IT Talent Generates ~9% of Online Recruiting Revenue in the US IT Jobs are Growing at a Faster Rate than Other Sectors Over 1M+ Unfilled Tech Positions by 2020 Source: IBIS Online Recruitment Sites Industry Report, November 2018; Sand Cherry Analysis Q1 2019 Investor Presentation // May 2019 11 NYSE: DHX

DHX is in the Midst of Transformation Past Today Job Board/Advertising Emphasis Career Marketplace 8 Non-Synergistic Brands 3 Tech Focused Brands Low Innovation Pace High Innovation Tempo Siloed Brand Teams Centralized Functional Teams Declining Revenue Growing Revenue Q1 2019 Investor Presentation // May 2019 12 NYSE: DHX

2019 Strategic Initiatives Focus on Revenue Growth Bring ClearanceJobs2018 Success to Dice and eFinancialCareers2019 Expand Skills Data Model Modernize Dice.com Website Add Commercial Accounts Sales Team to Accelerate Customer Acquisition Improve Marketing Approach to Accelerate Candidate Acquisition Q1 2019 Investor Presentation // May 2019 13 NYSE: DHX

Key Differentiator: Skills Mapping • Tech recruiting is all about the unique skills required by a position and the candidate profile • DHX has spent 7+ years creating a data model that captures the relationships between 100,000+ tech skills • Machine Learning allows DHX to constantly improve its skill search capabilities with IntelliSearch • No competitor brings this same depth of expertise of Match and Quality for tech professionals Q1 2019 Investor Presentation // May 2019 14 NYSE: DHX

# Skills Mapping In Action:  IntelliSearch


Welcome, Art!
Search, Connect, Hire
Use TalentSearch to Find Candidates
Candidate Search
IntelliSearch
With IntelliSearch, you can enter large blocks of content from job postings, resumes, or other can critical information for you to provide the most accurate results based on criteria such as job title,
Job posting, resume, or related content
Job posting, resume, or related content
Job Title
Location
Job titles or keywords
Location (city, state, zip)

- Recruiters put an entire job posting into the search field instead of a title
- IntelliSearch compares ALL skill requirements against the skills represented in 7 million US profiles
- This feature has been available in ClearanceJobs for 2+ years
- Recruiters don’t want more candidates they want a short list of the RIGHT candidates
- 93% of Dice Customers have been migrated to date
- Results are a double digit increase in search activity

Q1 2019 Investor Presentation // May 2019
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NYSE: DHX

DHX Financial Snapshot Good Profitability Profile Tight Investment Discipline Generating Solid Cash Flow 1See Notes regarding the use of Non-GAAP financial measures and GAAP to Non-GAAP Reconciliation at end of document Q1 2019 Investor Presentation // May 2019 16 NYSE: DHX

Business is at an Inflection Point 20%+ ClearanceJobs 2% DHI Core -5% Reached an inflection point for the business and crossed the line to revenue growth – first time in several years Expect to maintain Q119 Adjusted EBITDA margin throughout 2019 DHI Core: Tech-focused, excluding Dice Europe and foreign exchange See notes regarding the use of Non-GAAP financial measures and GAAP to Non-GAAP Reconciliation at end of document Q1 2019 Investor Presentation // May 2019 17 NYSE: DHX

DHX Investment Thesis Market for Online Recruitment Tools is Growing Tech Market Niche is Attractive and Plays to our IP in Collecting and Mapping Tech Skills New Management Drives Functional Strength and Focus Demonstrated Success of Product Innovation with ClearanceJobs Set for Operating Leverage Expansion and Shareholder Value Creation Opportunity to Invest at Inflection Point Q1 2019 Investor Presentation // May 2019 18 NYSE: DHX

NYSE: DHX

Notes regarding the Use of Non-GAAP Financial Measures Notes Regarding the Use of Non-GAAP Financial Measures The Company has provided certain non-GAAP financial information as additional information for its operating results. These measures are not in accordance with, or an alternative for, measurements in accordance with generally accepted accounting principles in the United States (“GAAP”) and may be different from similarly titled non-GAAP measures reported by other companies. The Company believes that its presentation of non-GAAP measures, such as Adjusted Revenues, adjusted earnings before interest, taxes, depreciation, amortization, non-cash stock based compensation expense, other non-recurring income or expense (“Adjusted EBITDA”) and Adjusted EBITDA margin provides useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations. In addition, the Company’s management uses these measures for reviewing the financial results of the Company and for budgeting and planning purposes. The non-GAAP measures apply to consolidated results and results by segment or other measure as shown within this document. The Company has provided required reconciliations to the most comparable GAAP measures elsewhere in the document. Adjusted Revenues Adjusted Revenues is a non-GAAP metric used by management to measure operating performance. Adjusted Revenues represents Revenues less the revenues of divested businesses. We consider Adjusted Revenues to be an important measure to evaluate the performance of our ongoing businesses and provide comparable results excluding our divestitures. Adjusted EBITDA and Adjusted EBITDA Margin Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP metrics used by management to measure operating performance. Management uses Adjusted EBITDA as a performance measure for internal monitoring and planning, including preparation of annual budgets, analyzing investment decisions and evaluating profitability and performance comparisons between us and our competitors. The Company also uses this measure to calculate amounts of performance based compensation under the senior management incentive bonus program. Adjusted EBITDA represents net income plus (to the extent deducted in calculating such net income) interest expense, income tax expense, depreciation and amortization, non-cash stock based compensation, losses resulting from certain dispositions outside the ordinary course of business including prior negative operating results of those businesses, certain writeoffs in connection with indebtedness, impairment charges with respect to long-lived assets, expenses incurred in connection with an equity offering or any other offering of securities by the Company, extraordinary or non-recurring non-cash expenses or losses, transaction costs in connection with the credit agreement, deferred revenues written off in connection with acquisition purchase accounting adjustments, writeoff of non-cash stock compensation expense, severance and retention costs related to dispositions and reorganizations of the Company, losses related to legal claims and fees that are unusual in nature or infrequent, minus (to the extent included in calculating such net income) non-cash income or gains, interest income, business interruption insurance proceeds, and any income or gain resulting from certain dispositions outside the ordinary course of business, including prior positive operating results of those divested businesses, and gains related to legal claims that are unusual in nature or infrequent. We also consider Adjusted EBITDA, as defined above, to be an important indicator to investors because it provides information related to our ability to provide cash flows to meet future debt service, capital expenditures and working capital requirements and to fund future growth. We present Adjusted EBITDA as a supplemental performance measure because we believe that this measure provides our board of directors, management and investors with additional information to measure our performance, provide comparisons from period to period and company to company by excluding potential differences caused by variations in capital structures (affecting interest expense) and tax positions (such as the impact on periods or companies of changes in effective tax rates or net operating losses), and to estimate our value. Adjusted EBITDA Margin is computed as Adjusted EBITDA divided by Adjusted Revenues. Adjusted Revenues, Adjusted EBITDA and Adjusted EBITDA Margin are not measurements of our financial performance under GAAP and should not be considered as an alternative to revenue, net income, operating income, or any other performance measures derived in accordance with GAAP as a measure of our profitability. Q1 2019 Investor Presentation // May 2019 20 NYSE: DHX

# GAAP to Non-GAAP Reconciliation

DHI GROUP, INC.
NON-GAAP SUPPLEMENTAL DATA
(Unaudited)
(dollars in millions)

| | Quarter 1 2018 | Quarter 2 2018 | Quarter 3 2018 | Quarter 4 2018 | Full Year 2018 | Quarter 1 2019 |
|---|---|---|---|---|---|---|
| Reconciliation of Revenues to Adjusted Revenues: | | | | | | |
| Revenues | $ 43.1 | $ 41.6 | $ 38.9 | $ 38.0 | $ 161.6 | $ 37.1 |
| Divested businesses | (5.1) | (3.3) | (0.9) | - | (9.3) | - |
| Adjusted Revenues | 38.0 | 38.3 | 38.0 | 38.0 | 152.3 | 37.1 |
| Dice Europe[1] | (1.4) | (1.2) | (0.4) | - | (3.0) | - |
| Tech-focused, excluding Dice Europe | $ 36.6 | $ 37.1 | $ 37.6 | $ 38.0 | $ 149.3 | $ 37.1 |

| | Quarter 1 2018 | Quarter 2 2018 | Quarter 3 2018 | Quarter 4 2018 | Full Year 2018 | Quarter 1 2019 |
|---|---|---|---|---|---|---|
| Reconciliation of Net Income to Adjusted EBITDA: | | | | | | |
| Net Income | $ 3.5 | $ (0.2) | $ 0.9 | $ 2.9 | $ 7.2 | $ 1.6 |
| Interest Expense | 0.5 | 0.5 | 0.3 | 0.7 | 2.1 | 0.1 |
| Income (tax) expense | 2.8 | 0.8 | 0.2 | (1.3) | 2.4 | 1.9 |
| Depreciation | 2.3 | 2.3 | 2.5 | 2.1 | 9.3 | 2.4 |
| Amortization of intangible assets | 0.3 | 0.2 | - | - | 0.5 | - |
| Non-cash stock based compensation | 2.5 | 1.6 | 1.3 | 1.2 | 6.6 | 1.5 |
| (Gain) loss on sale of businesses, net | (4.6) | 0.8 | 0.4 | 0.1 | (3.4) | - |
| Disposition related and other costs | 1.0 | 2.1 | 2.1 | 2.4 | 7.6 | 0.9 |
| Legal contingencies and fees | 1.4 | 0.2 | 0.2 | 0.2 | 2.0 | 0.1 |
| Divested businesses | (1.4) | (0.8) | - | - | (2.2) | - |
| Adjusted EBITDA | $ 8.3 | $ 7.5 | $ 7.9 | $ 8.3 | $ 32.0 | $ 8.5 |
| Adjusted EBITDA Margin | 22% | 20% | 21% | 22% | 21% | 23% |

[1]Dice Europe ceased operations on August 31, 2018

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NYSE: DHX DHI